Exhibit 10.7.14
EXECUTION VERSION
AMENDMENT AGREEMENT NO. 1
to that certain
AMENDED AND RESTATED CREDIT AGREEMENT
     This AMENDMENT AGREEMENT NO. 1 TO THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 27, 2010, among (a) HARRIS INTERACTIVE INC. (the “Borrower”), (b) JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for itself and the other lenders (the “Lenders”) who are or may become party to the Amended and Restated Credit Agreement dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified, and in effect from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent, the Lenders and the Issuing Bank; and (c) the Lenders signatory hereto.
     WHEREAS, the Borrower, Lenders and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement as more fully provided herein;
     NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the same meanings herein as in the Credit Agreement.
     Section 2. Amendments to the Credit Agreement.
     (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the correct alphabetical order:
     “Banking Services” means each and any of the following bank services provided to any Loan Party or any Subsidiary by JPMorgan Chase Bank, National Association or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).
     “Banking Services Obligations” means any and all obligations of the Loan Parties or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

     (b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Obligations” in its entirety as follows:
     “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under this Agreement or any other Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (b) all obligations under any Swap Contract between the Borrower and any Lender or any Affiliate of any Lender to the extent permitted under Section 6.5, and (c) all Banking Services Obligations of the Borrower, any other Loan Party or any Subsidiary.
     (c) Section 6.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     ”(d) Guarantees by (i) the Borrower of any Indebtedness of any Loan Party, (ii) the Borrower of any Banking Services Obligations of any Guarantor or other Subsidiary and (iii) any Subsidiary of the Borrower of Indebtedness of the Borrower;”
     Section 3. Affirmation and Acknowledgment of the Borrower. The Borrower hereby ratifies and confirms all of its Obligations (as such term is amended hereby) to the Lenders, Issuing Bank and the Administrative Agent, including, without limitation, the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders, the Issuing Bank and the Administrative Agent the Loans and all other amounts due under the Credit Agreement as amended hereby. The Borrower hereby confirms that the Obligations are secured pursuant to the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations; provided however that the Banking Services Obligations are not secured by the foreign law governed pledge agreements entered into by any Loan Party with respect to the pledge of stock of such Loan Party’s Foreign Subsidiary.
     Section 4. Conditions to Effectiveness. This Amendment shall become effective subject to:
     (a) the receipt by the Administrative Agent (or its counsel) from each of the Borrower, the Administrative Agent and the Lenders, of either (i) an original counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

     (b) the receipt by the Administrative Agent (or its counsel) from each of the Loan Parties, of either (i) an original counterpart of the Loan Parties’ acknowledgment attached to this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of the Loan Parties’ acknowledgement, and
     (c) the receipt by the Administrative Agent (or its counsel) from the Borrower, of either (i) an original counterpart of the Borrower’s signature page to that certain parent guaranty pursuant to which the Borrower guarantees the Bank Services Obligations of any of its Subsidiaries (the “Parent Guaranty”), or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that the Borrower has signed a counterpart of the Parent Guaranty.
     Section 5. Miscellaneous Provisions.
     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.
     (b) This Amendment shall be construed in accordance with and governed by the internal law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations laws of the State of New York).
     (c) This Amendment shall constitute a Loan Document under the Credit Agreement and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees and other amounts and expenses) shall constitute Obligations under the Credit Agreement and be secured by the Collateral Documents securing the Obligations other than the foreign law governed pledge agreements entered into by any Loan Party with respect to the pledge of stock of such Loan Party’s Foreign Subsidiary.
     (d) Any failure by the Borrower or the Loan Parties to comply with any of the terms and conditions of this Amendment shall constitute an immediate Event of Default.
     (e) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all such counterparts shall together constitute but one contract. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

     (f) The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment and any documentation executed in connection with this Amendment (including reasonable legal fees).
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

HARRIS INTERACTIVE INC.
By:	/s/ Eric W. Narowski
Eric W. Narowski
Interim Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Thomas C. Strasenburgh
	Name:	Thomas C. Strasenburgh
	Title:	Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Thomas C. Strasenburgh
	Name:	Thomas C. Strasenburgh
	Title:	Vice President

Loan Parties’ Acknowledgement
     Each of the undersigned Loan Parties hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of each other Loan Party under the Loan Documents; (c) acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Encumbrances) that secure all of the Obligations on and after the date hereof, provided however that the Banking Services Obligations are not secured by the foreign law governed pledge agreements entered into by any Loan Party with respect to the pledge of stock of such Loan Party’s Foreign Subsidiary; and (d) acknowledges, affirms and agrees that, as of the date hereof, such Loan Party does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent, the Issuing Bank or any Lender.
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Loan Parties: HARRIS INTERACTIVE INTERNATIONAL INC. WIRTHLIN WORLDWIDE, LLC THE WIRTHLIN GROUP INTERNATIONAL, L.L.C. LOUIS HARRIS & ASSOCIATES, INC. HARRIS INTERACTIVE ASIA, LLC GSBC OHIO CORPORATION
By:	/s/ Eric W. Narowski
Eric W. Narowski
Interim Chief Financial Officer